September 6, 2002

                               THE ROCKHAVEN FUND
                       THE ROCKHAVEN PREMIER DIVIDEND FUND
                     each a series of Advisors Series Trust

                       Supplement dated September 6, 2002
                    To the Prospectus dated January 28, 2002
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At a meeting on August 30, 2002, the  shareholders of each of The Rockhaven Fund and The Rockhaven Premier Dividend Fund voted to approve a new investment advisory agreement with Strong Capital Management, Inc. ("Strong Capital"). The terms are substantially similar to the terms of the former investment advisory agreement with Rockhaven Asset Management, LLC ("Rockhaven"), and the same personnel who managed the Funds continue to manage the Funds as employees of Strong Capital.

At the August 30 meeting, the shareholders also voted to approve a proposal for the tax-free reorganization of each of the Funds into newly created series of an investment company managed by Strong Capital. It is proposed that the reorganization will take place on September 16, 2002.

The new funds will have substantially the same investment objectives, policies and strategies as the existing Funds, and will be managed by the same personnel who currently manage the Funds. Strong Capital will be the investment adviser to the new funds, and has agreed to limit the total operating expenses for each new fund, until at least May 1, 2003, to the same level as the current limit on the expenses of the corresponding Fund.

Since 1974, Strong Capital has provided investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong Capital provides investment management services for portfolios representing assets, as of July 31, 2002, of over $40 billion.



               Please retain this Supplement with the Prospectus.